UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934


                         Date of Report: January 4, 2005
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                     0-14273                     84-0868815
 ----------------------       ----------------------          -----------------
(State of incorporation)     (Commission File Number)        (IRS Employer
                                                             Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716

              -----------------------------------------------------
             (Former Name and address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Contract award. New York State Office of Cyber Security & Critical Infrastructure Coordination has awarded PlanGraphics, Inc. a contract to develop components of an Internet-based system to enable public safety personnel and state officials to search for, locate and visualize information about critical assets and infrastructure. The contract, valued at $1.75 million, is filed herewith as Exhibit 10.1 to this Form 8-K.

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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits.

Exhibit No.         Description
-----------         -----------

10.1 New York State Office of Cyber Security & Critical Infrastructure Coordination Contract, authorized January 4, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PLANGRAPHICS, INC.
                                            (Registrant)


January 10, 2005                            /s/  Frederick G. Beisser
                                            -----------------------------------
                                                 Frederick G. Beisser
                                                 Senior Vice President - Finance
                                                 Secretary, Treasurer and
                                                 Principal Accounting Officer

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